Champion Homes Announces Definitive Agreement to Acquire Timberline Homes

Expands Champion Homes’ Retail Presence in the Southeastern United States

Troy, Michigan, October 5, 2026 /Business Wire/ -- Champion Homes, Inc. (NYSE: SKY) (“Champion” or “the Company”) today announced that it has entered into a definitive agreement to acquire the assets of Timberline Homes, Inc. (THI), representing nine retail locations across key Southeastern U. S. markets, including Alabama, Mississippi and Florida. These locations align closely with Champion’s manufacturing and distribution presence in the region.

Timberline is a highly respected retailer with nine established retail locations. The company offers a wide range of options, supporting customers through permitting, financing, home selection and site preparation. The transaction is an opportunity to expand Champion’s Southeastern U.S. retail footprint and accelerate the Company’s direct-to-consumer strategy by increasing access to high-quality retail locations closely aligned with Champion’s manufacturing network.

“Timberline Homes is a great fit to join the Champion Homes team and reflects the thoughtful expansion that Dennis Adams led as Founder and President of Timberline,” said Tim Larson, President and Chief Executive Officer of Champion Homes. “This planned acquisition underscores our strategic focus to elevate the homebuying experience for our customers by expanding our retail footprint in the region. We have tremendous respect for the Timberline team, and we are excited to welcome them into the Champion family of brands.”

“Champion is an excellent long-term partner for Timberline, and I am confident we will thrive as a part of their family of brands,” said Dennis Adams, President of Timberline Homes, Inc. “The Timberline and Champion teams share a customer-centric approach, which will help ensure a smooth transition for employees and allow us to continue driving customer satisfaction across our portfolio.”

The completion of the acquisition is subject to the satisfaction or waiver of certain customary closing conditions and is expected to close in Champion’s fourth quarter of fiscal year 2027. To ensure a seamless integration process, all Timberline employees will be offered employment by Champion following the completion of the transaction.

About Champion Homes, Inc.

Champion Homes, Inc. (NYSE: SKY) is a leading producer of factory-built housing in North America and employs approximately 9,200 people. With more than 70 years of homebuilding experience and 46 manufacturing facilities throughout the United States and western Canada, Champion Homes is well positioned with an innovative portfolio of manufactured and modular homes, ADUs, park-models and modular buildings for the single-family, multi-family, and hospitality sectors.

In addition to its core home building business, Champion Homes provides construction services to install and set-up factory-built homes, operates a factory-direct retail business with 95 retail locations across the United States, and operates Star Fleet Trucking, providing transportation services to the manufactured housing and other industries from several dispatch locations across the United States.

Manufactured and Modular Homes

www.championhomes.com

www.skylinehomes.com

www.genesishomes.com

Park Model RVs

www.championparkmodelscabins.com

Star Fleet Trucking

www.starfleettrucking.com

About Timberline Homes, Inc.

Timberline Homes, Inc. owns and operates nine manufactured home and modular home retail locations in Alabama, Mississippi and Florida. Timberline Homes strives to make finding the right manufactured or mobile home easy. From first-time buying, upgrading, downsizing, looking for a single-wide or multi-section home, the team capably guides the customer every step of the way.

www.timberlinehomes.com

Forward-Looking Statements

Statements in this press release, including certain statements relating to the planned acquisition of Timberline Homes, Inc. and timing thereof, and expected synergies related to the planned acquisition, are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of words such as "believe," "expect," "future," "anticipate," "intend," "plan," "foresee," "may," "could," "should," "will," "potential," "continue," or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Champion Homes. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include regional, national and international economic, financial, public health and labor conditions, and the following: supply-related issues, including prices and availability of materials; changes in U.S. trade policies, including tariffs or other trade protection measures; labor-related issues; inflationary pressures in the North American economy; the cyclicality and seasonality of the housing industry and its sensitivity to changes in general economic or other business conditions; demand fluctuations in the housing industry, including as a result of actual or anticipated increases in homeowner borrowing rates; the possible unavailability of additional capital when needed; competition and competitive pressures; changes in consumer preferences for our products or our failure to gauge those preferences; quality problems, including the quality of parts sourced from suppliers and related liability and reputational issues; data security breaches, cybersecurity attacks, and other information technology disruptions; the potential disruption of operations caused by the conversion to new information systems; the extensive regulation affecting the production and sale of factory-built housing and the effects of possible changes in laws with which we must comply; the potential impact of natural disasters on sales and raw material costs; the risks associated with mergers and acquisitions, including integration of operations and information systems; periodic inventory adjustments by, and changes to relationships with, independent retailers; changes in interest and foreign exchange rates; insurance coverage and cost issues; the possibility that all or part of our intangible assets, including goodwill, might become impaired; the possibility that our risk management practices may leave us exposed to unidentified or unanticipated risks; the potential disruption to our business caused by public health issues, such as an epidemic or pandemic, and resulting government actions; and other risks set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management's Discussion and Analysis of Financial Condition and Results of Operations” section, and other sections, as applicable, in our Annual Reports on Form 10-K, including our Annual Report on Form 10-K for the fiscal year ended March 28, 2026 previously filed with the Securities and Exchange Commission (“SEC”), as well as in our Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with or furnished to the SEC.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, then the developments and future events concerning Champion Homes set forth in this press release may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this release. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. Champion Homes assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Investor contact information:

Name: Ellen Kaleniecki, Head of Investor Relations

Email: investorrelations@championhomes.com

Phone: (248) 614-8211